UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
July 17, 2007

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Main Street, Webster, Massachusetts  01570
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
July 17, 2007

Section 7.  Regulation FD

Item 7.01      Regulation FD Disclosure.

The Commerce Group, Inc. (the “Company”) will host a conference call today with Credit Suisse on July 17, 2007 at 4p.m. Eastern Time to discuss the recently announced changes to the Massachusetts Personal Automobile marketplace. The public is invited to listen to this conference call by dialing 1-800-690-3108 and mentioning conference ID code 9036209.

A copy of the press release announcing the conference call is attached as Exhibit 99.1 to this Form 8-K.

Section 9.  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press Release dated July 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
July 17, 2007

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer